                                                                   EXHIBIT 10(k)

                              TENTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     Tenth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of September 8, 1997, among the undersigned parties.

                               R E C I T A L S:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996, that certain Sixth Amendment thereto dated as of November 27, 1996, that certain Seventh Amendment thereto dated as of December 6, 1996, that certain Eighth Amendment thereto dated as of June 19, 1997 and that certain Ninth Amendment thereto dated as of August 8, 1997 (the "Initial Partnership Agreement");

     WHEREAS, on August 8, 1997, General Growth Properties, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"), sold 4,000,000 shares of its common stock, $.10 par value per share, in a public offering (the "Offering") and, in connection therewith, granted the underwriter (the "Underwriter") an option to purchase up to 600,000 additional shares of common stock (the Overallotment Option");

     WHEREAS, the Underwriter has exercised the Overallotment Option as to 350,000 shares of common stock (the "Shares") and, as of the date hereof, the Company has issued the Shares and received gross proceeds of $11,865,000 (the "Proceeds");

     WHEREAS, pursuant to the Initial Partnership Agreement, the General Partner has made, as of the date hereof, an additional contribution to the capital of the Partnership in the amount of the Proceeds; and

     WHEREAS, the parties hereto, being the general partner of the Partnership and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to reflect the foregoing and certain other understandings as set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

     2. The issuance of 350,000 additional Units to the General Partner in consideration of the contribution of the Proceeds to the capital of the Partnership is hereby approved, and any and all notices relating thereto are hereby waived. The Partnership shall bear all expenses incurred by the Company in connection with the issuance of the Shares.

     3. Exhibit A of the Initial Partnership Agreement is hereby deleted and Exhibit A in the form attached to this Amendment is hereby inserted in lieu thereof.

     4. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

     5. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

     6. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

     7. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
  a Delaware corporation


By:
   --------------------------------
   Its:
       ----------------------------


LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership


By:  GENERAL TRUST COMPANY, not
     individually but solely as Trustee
     of Martin Investment Trust G, a partner


     By:___________________________
        Its:_______________________





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                                  EXHIBIT A

                                   PARTNERS


                                        Number
                                         of          Percentage
    General Partner:                    Units         Interest
    ----------------                    -----         --------
    General Growth                34,795,932.00       65.5490
      Properties, Inc.

    Limited Partners:
    -----------------

    M.B. Capital Partners III     15,571,609.6062     29.3340

    Stanley Richards
    Revocable Trust                  149,706.3938       .2820

    Joe W. Lowrance                   57,620.0000       .1085

    LWLDA Limited Partnership         45,223.0000       .0852

    Brent M. Milgrom                  57,620.0000       .1085

    GDC/A&B Limited Partnership       45,223.0000       .0852

    Edward S. Brown                   38,098.0000       .0718

    Edward S. Brown and Susan
     Garber, Husband and Wife,
     as Tenants by the Entirety       40,846.0000       .0769

    Lawrence A. Brown                 17,647.0000       .0332

    Merrill H.J. Roth                 29,024.0000       .0547

    The Roth Family                   22,308.0000       .0420
     Limited Partnership

    Arthur B. Morgenstern             54,625.0000       .1029

    Joseph Straus, Jr.                78,017.0000       .1470

    HIA Limited Partnership          107,080.0000       .2017

    Morgenstern, Rounick-Weiner       63,422.0000       .1195
     Associates

    Marvin Rounick and
     Judy Rounick, Husband
     and Wife, as Tenants-by-
     the-Entirety                     55,670.0000       .1049

   Joint Revocable Trust of
    Warren and Penny Weiner          18,557.0000       .0350

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Robyn Weiner                     18,557.0000       .0350

   Irrevocable Trust of
    Warren Weiner dated
    January 24, 1978 F/B/O
    Kimberly Weiner                  18,557.0000       .0350

   Forbes/Cohen Properties          801,842.0000      1.5105

   Jackson Properties               346,795.0000       .6533

   Lakeview Square Properties       296,363.0000       .5583

   CA Southlake Investors, Ltd.     353,537.0000       .6660
                                    ------------       -----

   Total Units:                  53,083,879.0000    100.0000
                                 ===============    ========





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